                                                                   EXHIBIT 10.19

                                PLEDGE AGREEMENT



          THIS PLEDGE AGREEMENT (this "Agreement") is made as of the last day set forth below between Citadel Holding Corporation, a Delaware corporation with its principal office at 600 N. Brand Boulevard, Glendale, California ("Pledgor"), and Craig Corporation, a Delaware corporation (the "Secured Party").

          Citadel Realty, Inc., a Delaware corporation and wholly-owned subsidiary of Pledgor ("Citadel Realty"), has requested a loan from the Secured Party and the Secured Party is willing to make the loan to Citadel Realty upon the terms set forth in the Credit Agreement dated as of the date hereof among Citadel Realty, the Secured Party and Pledgor (the "Credit Agreement"), together with certain debt instruments, and collateral and other documents related thereto (all of the foregoing documents and instruments as amended, restated, modified or supplemented from time to time being hereinafter collectively referred to as the "Loan Documents").

          In order to induce the Secured Party to make the loan under the Loan Documents, Pledgor wishes to grant further security and assurance to the Secured Party in order to secure the performance by Pledgor of its obligations under the Loan Documents, and to that effect to pledge to the Secured Party all of the issued and outstanding shares of the capital stock of Citadel Realty, which shares of capital stock are represented by the stock certificates listed on Schedule "A" annexed hereto, as such schedule may be amended from time to time (the "Pledged Shares").

          NOW, THEREFORE, in consideration of the receipt of $10.00 and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as set forth below.

          1.  Security.  As security for (a) the payment by Citadel Realty when
              --------
due of the indebtedness created under the Credit Agreement, (b) the performance when due by Citadel Realty of all its obligations under the Credit Agreement and the other Loan Documents, (c) the performance when due by Pledgor of all of its obligations under this Agreement, the Credit Agreement, the Guaranty dated as of the date hereof made by Pledgor in favor of the Secured Party and the other Loan Documents, (and any renewals, modifications, and extensions thereof), and (d) any other present and future liabilities and obligations of Citadel Realty and Pledgor to the Secured Party, including such other additional financing that the Secured Party may extend to Citadel Realty and Pledgor at any time in the Secured Party's discretion (all of

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such obligations and liabilities of Citadel Realty and Pledgor to the Secured
Party being hereinafter collectively referred to as the "Obligations"), Pledgor hereby delivers, pledges and assigns to the Secured Party and creates in the Secured Party a first priority security interest in all of its right, title and interest in, to and under all of the Pledged Shares and all additional shares of stock and other securities of Citadel Realty from time to time acquired by Pledgor or in any manner, together with all rights and privileges of Pledgor with respect thereto, all proceeds, income and profits thereof and all property received in addition thereto, in exchange thereof or in substitution therefor (collectively, the "Collateral").

          2.  Stock Dividends, Options or Other Adjustments.  Prior to the full
              ---------------------------------------------
payment and performance of the Obligations, the Secured Party shall receive, as Collateral, any and all additional shares of stock or any other property of any kind distributable on or by reason of the Collateral pledged hereunder, whether in the form of or by way of stock dividends, warrants, partial liquidation, conversion, prepayments or redemptions (in whole or in part), liquidation, or otherwise with the sole exception of cash dividends or cash interest payments, as the case may be, constituting a "Restricted Payment" as defined in and permitted under the Credit Agreement. If any additional shares of capital stock, instruments, or other property against which a security interest can only be perfected by possession by the Secured Party, which are distributable on or by reason of the Collateral pledged hereunder, shall come into the possession or control of Pledgor, Pledgor shall hold or control and forthwith transfer and deliver the same to the Secured Party subject to the provisions hereof.

          3.  Delivery of Share Certificates; Stock Powers.  All instruments and
              --------------------------------------------
stock certificates representing the Pledged Shares are being delivered to the Secured Party simultaneously herewith together with stock powers duly executed in blank by Pledgor. Pledgor shall promptly deliver to the Secured Party or cause the corporation or other entity issuing the Collateral to deliver directly to the Secured Party, share certificates or other documents representing Collateral acquired or received after the date of this Agreement with a stock power duly executed by Pledgor. If at any time the Secured Party notifies Pledgor that additional stock powers endorsed in blank held by the Secured Party with respect to the Collateral are required, Pledgor shall promptly execute in blank and deliver such stock powers as the Secured Party may request.

          4.  Power of Attorney.  Pledgor hereby constitutes and irrevocably
              -----------------
appoints the Secured Party, with full power of substitution and revocation by the Secured Party, as Pledgor's true and lawful attorney-in-fact to the full extent permitted

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

by law, to affix to certificates and documents representing the Collateral the stock powers delivered with respect thereto, to transfer or cause the transfer of the Collateral after the occurrence of an Event of Default (as defined in Section 7 of this Agreement), or any part thereof on the books of the corporation or other entity issuing the same, to the name of the Secured Party or the Secured Party's nominee and thereafter exercise as to such Collateral all the rights, power and remedies of an owner. The power of attorney granted pursuant to this Agreement and all authority hereby conferred are granted and conferred solely to protect the Secured Party's interest in the Collateral and shall not impose any duty upon the Secured Party to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest prior to the payment in full of all of Pledgor's Obligations to the Secured Party.

          5. Inducing Representations of Pledgor. Pledgor represents and
             -----------------------------------
warrants to the Secured Party that:

             (a) Pledgor is the sole legal and beneficial owner of, and has good and marketable title to, the Collateral, free and clear of all pledges, liens, security interests and other encumbrances other than the security interest created by this Agreement. The pledge of the Pledged Shares pursuant to this Agreement and delivery thereof to the Secured Party in California creates a valid and perfected first priority security interest therein. Pledgor has the unqualified right and authority to execute this Agreement and to pledge the Collateral to the Secured Party as provided for herein;

             (b) there are no outstanding options, warrants or other agreements with respect to the Collateral;

             (c) the Pledged Shares have been validly issued and are fully paid and nonassessable, and the Pledged Shares constitute 100% of the issued and outstanding capital stock of Citadel Realty. The holder or holders thereof are not and will not be subject to any personal liability as such holder; and are not subject to any charter, bylaw, statutory, contractual or other restrictions governing their issuance, transfer, ownership or control, except that sale or transfer may be limited in the absence of an effective registration under the Securities Act of 1933, as amended (the "Act"), and under applicable state securities laws or of an opinion of counsel satisfactory to the issuer that the sale or transfer is exempt from registration under said Act and laws;

             (d) any consent, approval or authorization of or designation or filing with any authority on the part of Pledgor which is required in connection with the pledge and security interest granted under this Agreement has been obtained or effected;

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             (e) the execution and delivery of this Agreement by Pledgor, and the performance by Pledgor of its obligations hereunder, will not result in a violation of the Certificate of Incorporation or By-laws of Pledgor or of any mortgage, indenture, contract, instrument, judgment, decree, order, statute, rule or regulation to which Pledgor or the issuer of the Collateral or any part thereof is subject; and

             (f) Pledgor has deposited with the Secured Party the Pledged Shares duly endorsed in blank or accompanied by an assignment or assignments sufficient to transfer title thereto.

          6. Obligations of Pledgor. Pledgor further represents, warrants and
             ----------------------
covenants to the Secured Party that:

             (a) Pledgor will not sell, transfer or convey any interest in, or suffer or permit any lien or encumbrance to be created upon or with respect to, any of the Collateral (other than as created under this Agreement) during the term of the pledge established hereby;

             (b) Pledgor will, at its own expense, at any time and from time to time at the Secured Party's request, do, make, procure, execute and deliver all acts, things, writings, assurances and other documents as may be reasonably proposed by the Secured Party to further enhance, preserve establish, demonstrate or enforce the Secured Party's rights, interests and remedies created by, provided in or emanating from this Agreement; and

             (c) Pledgor will not amend or modify, or permit the material amendment or modification of, any provision of the Certificate of Incorporation or By-laws of Citadel Realty or any agreement relating to the Certificate of Incorporation or By-laws of Citadel Realty without the express written consent of Secured Party.

          7.  Rights of Pledgor.  So long as no Event of Default has occurred
              -----------------
and is continuing (as used herein "Event of Default" shall mean the occurrence of any of the events described in Section 6 of the Credit Agreement or the occurrence of a default under any of the other Loan Documents, in each case which is not cured within any period of time expressly allowed by such documents before the Secured Party can exercise its remedies on account of such event or default, and so long as the Secured Party has not transferred the Collateral to its own name under Section 4 hereof:

             (a) Pledgor shall be entitled to receive and retain any cash dividends or cash interest payments paid on the Collateral which are permitted by the Credit Agreement; and

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

             (b) Pledgor shall be entitled to vote or consent with respect to the Collateral in any manner not inconsistent with this Agreement, the Loan Documents or any document or instrument delivered or to be delivered pursuant to or in connection with the Loan Documents. Subject to the provisions of Section 8(a) of this Agreement, Pledgor hereby grants to the Secured Party an irrevocable proxy to vote the Collateral which proxy shall be effective immediately upon the occurrence of an Event of Default or registration of the Collateral in the name of the Secured Party. Upon request of the Secured Party, Pledgor agrees to deliver to the Secured Party such further evidence of such irrevocable proxy or such further irrevocable proxy to vote the Collateral as the Secured Party may request.

          8.  Rights of the Secured Party.  At any time and without notice, in
              ---------------------------
addition to any other rights and remedies provided herein or otherwise available to it, the Secured Party may:

             (a) upon the occurrence and during the continuance of an Event of Default, cause the Collateral to be transferred to its name or to the name of its nominee or nominees and thereafter exercise as to such Collateral all of the rights, powers and remedies of an owner, and provided that, so long as no Event of Default has occurred and is continuing, Pledgor shall retain the right to vote the Collateral as set forth in Section 7 of this Agreement;

             (b) upon the occurrence and during the continuance of an Event of Default collect by legal proceedings or otherwise all dividends, interest, principal payments, capital distributions and other sums now or hereafter payable on account of said Collateral, and hold the same as part of the Collateral, or apply the same to any of the Obligations to the Secured Party in such manner and order as the Secured Party may decide in its sole discretion;

             (c) upon the occurrence and during the continuance of an Event of Default enter into any extension, subordination, reorganization, deposit, merger, or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith deposit or surrender control of such Collateral thereunder, and accept other property in exchange therefor and hold and apply such property or money so received in accordance with the provisions hereof; and

             (d) discharge any taxes, liens, security interests or other encumbrances levied or placed on the Collateral, pay for the maintenance and preservation of the Collateral, or pay for insurance on the Collateral; the amount of such payments, plus any and all fees, costs and expenses of the Secured Party

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(including reasonable attorneys' fees and disbursements), in connection therewith, shall, at the Secured Party's option, be reimbursed by Pledgor on demand, with interest thereon at the rate provided in the Credit Agreement from the date paid, or added to the Obligations secured hereby.

          9. Event of Default; Remedies. Upon the occurrence and continuance of
             --------------------------
an Event of Default as hereinbefore defined:

             (a) in addition to all the rights and remedies of a secured party under the Uniform Commercial Code of the State of California or other applicable law, the Secured Party shall have the right, and without demand of performance or other demand, advertisement or notice of any kind, except as specified below, to or upon the Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), to proceed forthwith to collect, receive, appropriate and realize upon the Collateral, or any part thereof and to proceed forthwith to sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the Collateral or any part thereof in one or more parcels at public or private sale or sales at any stock exchange, broker's board or at any of the Secured Party's offices or elsewhere at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Collateral shall be required to purchase any securities constituting the Collateral solely for investment and without any intention to make a distribution thereof) as the Secured Party in its sole and absolute discretion deems appropriate without any liability for any loss due to decrease in the market value of the Collateral during the period held. Pledgor hereby acknowledges that a sale to an "accredited investor" as such term is defined in Regulation D of the regulations promulgated under the Securities Act of 1933, as amended and in compliance with, but without registration or qualification under, applicable federal and state securities laws shall be deemed to have been conducted in a commercially reasonable manner. If any notification of intended disposition of the Collateral is required by law, such notification shall be deemed reasonable and properly given (under Section 9-504(3) of the Uniform Commercial Code of the State of California or otherwise) if mailed, postage prepaid, at least five (5) days before any such disposition to Pledgor's address indicated above. Any disposition of the Collateral or any part thereof may be for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Secured Party to purchase all or any part of the Collateral so sold at any such sale or sales, public or private, free of any equity or right of redemption in the Pledgor, which right or equity is, to extent permitted by applicable law, hereby expressly waived or released by the Pledgor. The sale of any of the

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

Collateral on credit terms shall not relieve the Pledgor of its liability under any of the Obligations until the full purchase price for the Collateral has been paid in full;

             (b) all of the Secured Party's rights and remedies, including but not limited to the foregoing, shall be cumulative and not exclusive and shall be in addition to any other remedy given hereunder, under the Loan Documents or now or hereafter existing at law or in equity or by statute and shall be enforceable alternatively, successively or concurrently as the Secured Party may deem expedient;

             (c) Pledgor recognizes that the Secured Party may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Act, but may deem it advisable to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view for the distribution or resale thereof. Pledgor agrees that private sales so made may be at prices and on other terms less favorable to the seller than if the Collateral were sold at public sale, and that the Secured Party has no obligation to delay the sale of any Collateral for the period of time necessary to permit the registration of the Collateral for public sale under the Act. Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner;

             (d) if any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Collateral, or any partial disposition of the Collateral, Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same, Pledgor further agrees to use its best efforts to secure such sale or other disposition of the Collateral as the Secured Party may deem necessary pursuant to the terms of this Agreement;

             (e) upon any sale or other disposition of the collateral, the Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold or disposed of. Each purchaser at any such sale or other disposition (including the Secured Party) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Pledgor. Pledgor specifically waives, to the extent permitted by applicable law, all rights of redemption, stay or appraisal which it had or may have under any rule of law or statute now existing or hereafter adopted; and

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

             (f) the Secured Party shall not be obligated to make any sale or other disposition, unless the terms thereof shall be satisfactory to it. The Secured Party may, without notice or publication, adjourn any private or public sale, and, upon five (5) days' prior notice to Pledgor, hold such sale at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral, on credit or future delivery, the Collateral so sold may be retained by the Secured Party until the selling price is paid by the purchaser thereof, but the Secured Party shall incur no liability in case of the failure of such purchaser to take up and pay for the property so sold and, in case of any such failure, such property may again be sold as herein provided.

          10.  Disposition of Proceeds.
               ------------------------

             (a) The proceeds of any sale or disposition of all or any part of the Collateral shall be applied by the Secured Party in the following order:

                 (i) to the payment in full of the reasonable costs and expenses of such sale or sales, collections and the protection, declaration and enforcement of any security interest granted hereunder, including the reasonable compensation of the Secured Party's agents and attorneys employed in connection herewith;

                 (ii) to the payment of the Obligations in such order as the Secured Party may elect; and

                 (iii) to the payment to Pledgor of any surplus then remaining from such proceeds, subject to the rights of any holder of a lien on the Collateral of which the Secured Party has actual notice.

             (b) In the event that the proceeds of any sale or other disposition are insufficient to cover the principal of, and premium, if any, and interest on, the Obligations plus reasonable costs and expenses of the sale or other disposition as set forth in (a) above, Pledgor shall remain liable for any deficiency.

          11.  Termination.  This Agreement shall continue in full force and
               -----------
effect until all Obligations shall have been indefeasibly paid in full and satisfied. Subject to any sale or other disposition by the Secured Party of the Collateral or any part thereof pursuant to this Agreement, the Collateral shall be returned to Pledgor upon full payment, satisfaction and termination of all of the Obligations.

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

          12.  Expenses of the Secured Party. All reasonable expenses (including
               -----------------------------
reasonable attorneys' fees and disbursements) incurred by the Secured Party in connection with any actual or attempted sale, exchange of, or any enforcement, collection, compromise or settlement respecting, the Collateral, or any other action taken by the Secured Party hereunder whether directly or as attorney-in-fact pursuant to a power of attorney or other authorization herein conferred, for the purpose of satisfaction of the liability of Pledgor for failure to pay the Obligations or as additional amounts owing by Pledgor to cover the Secured Party's costs of acting against the Collateral, shall be deemed an Obligation of Pledgor for all purposes of this Agreement and the Secured Party may apply the Collateral to payment of or reimbursement of itself for such liability.

          13.  General Provisions.
               -------------------

             (a) The Secured Party or its designee is hereby appointed the attorney-in-fact of Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and necessary and advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable as one coupled with an interest.

             (b) The Secured Party and its assigns shall have no obligation in respect of the Collateral except to use reasonable care in holding the Collateral and to hold and dispose of the same in accordance with the term of this Agreement.

             (c) Any notice or other communication hereunder shall be given in accordance with the notice provisions in the Credit Agreement.

             (d) No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party of any right, power or remedy hereunder preclude any other or future exercise thereof, or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law or any other agreement. The representations, covenants and agreements of Pledgor herein contained shall survive the date hereof. Neither this Agreement nor the provisions hereof can be changed, waived or terminated orally. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns. This Agreement may be executed in two or more counterparts and shall be governed by and construed in accordance with the laws of the State of California.

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

             (e) Pledgor hereby waives diligence, presentment, demand of any kind, filing of claims with a court in the event of receivership or bankruptcy, protests of any kind, notices of any kind, and all setoffs and counterclaims, to the extent permitted by applicable law. Upon the occurrence and continuance of an Event of Default, the Secured Party may proceed directly and at once, without notice, against the Collateral to collect and recover the full amount or any portion of the Obligations so due and payable, without first proceeding against any other security or collateral provided by Pledgor or any other person with respect to the Obligations.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the 2nd day of August 1994.


                            CITADEL HOLDING CORPORATION


                            By: /s/ Richard M. Greenwood
                                ___________________________
                                Name:  Richard M. Greenwood
                                Title: President and Chief Executive Officer


                            CRAIG CORPORATION



                            By: /s/ ROBIN SCOPHAMMER
                               ___________________________
                               Name:  Robin Scophammer
                               Title:  Chief Financial Officer

                                       10
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                                  SCHEDULE "A"
                                  ------------



 Stock Certifi-      Description     Restrictions   Number of
   cate Number         of Stock      on Transfer     Shares
- - -----------------   --------------   ------------   ---------
      1              Common Stock,        None       1,000
                    $.01 par value

                                                     _____
                                           Total:    1,000
                                                     =====


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